UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒        Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

BROWN & BROWN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! BROWN & BROWN, INC. 2026 Annual Meeting Vote by May 05, 2026 11:59 PM ET Hextone, Inc. P.O. Box 91421 Farmingdale, NY 11735 148,294 322,224 OF 2 Ricky Campana P.O. Box 123456 Suite 500 30# 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# You invested in BROWN & BROWN, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 06, 2026. Get informed before you vote View the Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Vote in Person at the Meeting* Point your camera here and May 06, 2026 vote without entering a 9:00 AM EDT control number Annual Meeting to be held virtually To attend, you must register as a Beneficial Holder at the below URL: https://web.viewproxy.com/BBrown/2026 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT BROWN & BROWN, INC. This is an overview of the proposals being presented at the 2026 Annual Meeting Vote by May 05, 2026 upcoming shareholder meeting. Please follow the instructions on 11:59 PM ET the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01 J. Hyatt Brown 06 Toni Jennings 11 Jaymin B. Patel 02 J. Powell Brown 07 Joia M. Johnson 12 H. Palmer Proctor, Jr. For 03 Lawrence L. Gellerstedt 08 Paul J. Krump 13 Wendell S. Reilly 04 Theodore J. Hoepner 09 Timothy R.M. Main 14 Kathleen A. Savio 05 James S. Hunt 10 Bronislaw E. Masojada 2 To ratify the appointment of Deloitte & Touche LLP as Brown & Brown, Inc.’s independent registered public For accountants for the fiscal year ending December 31, 2026. 3 To approve, on an advisory basis, the compensation of named executive officers. For 4 To approve an amendment to Brown & Brown, Inc.’s 2019 Stock Incentive Plan to increase the number of shares For available for issuance under the plan and extend the term. NOTE: In their discretion the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 FLASHID-JOB# 148,294